Investor Presentation March 2018

Forward-Looking Statements This presentation contains certain statements related to future results or states our intentions, beliefs and expectations or predictions for the future which are forward- looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. Further information concerning the Company and its business, including factors that potentially could materially affect the Company’s financial results, is contained in the Company’s filings with the Securities and Exchange Commission. This presentation includes market and industry data, forecasts and valuations that have been obtained from independent consultant reports, publicly available information, various industry publications and other published industry sources. Although we believe these sources are reliable, we have not independently verified the information and cannot make any representation as to the accuracy or completeness of such information. We disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this presentation or to reflect any change in our expectations after the date of this presentation or any change in events, conditions or circumstances on which any statement is based. 2

Company Overview

Patrick Milestones 4 1959 Company founded 1968 Company taken public (NASDAQ) 2007 Acquired Adorn Holdings, Inc. – the largest acquisition in the Company’s history 2008 & 2009 Todd Cleveland named President (‘08) and CEO (‘09) 2017  Common stock offering  Credit facility expansion to $450MM  Completed 3- for-2 common stock split 2015 Completes 3-for-2 common stock split 2018  Credit facility expansion to $500MM  $173MM Convertible note offering Acquisition Highlights 2010 - 2018  47 companies  $714MM aggregate purchase price  $1,095MM annualized revenues Sales Composition Evolution MH 90% RV 10% RV 69% MH 13% Industrial 11% Marine 7% 1968 2017

Patrick at a Glance  Founded in 1959 and incorporated in Indiana in 1961  Key component manufacturer and supplier to the RV, Marine, Housing, and Industrial Markets  Headquartered in Elkhart, Indiana – the “RV Capital of the World”  Operates over 100 facilities in 20 states & China  Approximately 7,000 employees  Listed on the NASDAQ under ticker PATK  2017 revenue of $1.6B  Acquired 47 companies in our core markets since 2010 5 Our vision is centered around driving growth organically and through disciplined strategic acquisitions in all of our core market segments providing product expertise, differentiation, and optionality as well as expanding our customer centric geographic product footprint and reach  Common stock offering  Credit facility expansion to $450MM  Acquisitions  13 companies  $249MM aggregate purchase price  $309MM annualized sales Facts 2018 Highlights 2017 Highlights  ~$170MM Convertible Note Offering  Credit facility expansion to $500MM  Acquisitions to date  3 companies  $55MM purchase price  $90MM annualized sales

Marine 7% of Patrick’s 2017 Sales Industrial 11% of Patrick’s 2017 Sales MH 13% of Patrick’s 2017 Sales RV 69% of Patrick’s 2017 Sales 6 Market Platform Lifestyle & Leisure Housing & Industrial

Patrick Product Offering 7 Laminated and Fiberglass Products Hardwoods & Softwoods, Cabinetry, and Fabricated & Solid Surface Countertops Electrical System Components RV Painting and Fabricated Aluminum Products Distribution, Transportation and Design Services RV Market RV segment sales comprised 69% of total Patrick sales in 2017

Patrick Product Offering 8 Fiberglass Helm and Dash Assemblies Wire Harnesses Aluminum Fuel Tanks Metal Fabrication Design Services Marine Market Marine segment sales comprised 7% of total Patrick sales in 2017

Patrick Product Offering 9 Fiberglass products Laminated, Gypsum and Roofing Products Distribution & Design Services MH Market MH segment sales comprised 13% of total Patrick sales in 2017 Hardwoods & Softwoods, Cabinetry, and Fabricated & Solid Surface Countertops Electrical and Lighting

Patrick Product Offering 10 Industrial segment sales comprised 11% of total Patrick sales in 2017 Industrial Market Solid Surface and Fabricated Countertops Slotwall Distribution & Design Services Shower Doors and Fabricated Glass, Tubs and Showers FRP and Polymer Panels

11 11 Strategically aligned with OEM customers offering a nationwide network Over 100 facilities in 20 states with approximately 7,000 employees Headquarters Existing Patrick Facility Patrick Facility Profile *There is one manufacturing facility located in China that was part of the November 2017 LMI acquisition

Markets Served & Trends

Economic Fundamentals Solid trends in 2017 macro economic fundamentals signal positive outlook in our industries served going into 2018 13 Unemployment Rate Consumer Confidence 8% increase in 2017 4.1% ending rate in 2017  Strong consumer confidence  Relatively low interest rates  Lower, stable fuel prices  Credit availability  Favorable employment and wage trends  Strength in equity and housing markets  Increases in consumer spending with recreational goods increasing at a higher rate Solid Industry Growth Favorable Economic Fundamentals Compared to 2016…  RV wholesale unit shipments up 17%  Marine powerboat retail units increased 6%  MH wholesale unit shipments up 14%  Housing starts increase of 2% Sources: RVIA, NMMA, MHI, NAHB, Census, Conference Board

36,000 38,000 40,000 42,000 44,000 46,000 48,000 50,000 19 90 19 91 19 92 19 93 19 94 19 95 19 96 19 97 19 98 19 99 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 20 25 20 26 20 27 20 28 20 29 20 30 US population age 35-44 (000's) Key population demographic is poised to return to growth after a 14 year decline Key population demographic begins to decline Population Demographic Trend 14 Sources: Euromonitor, BofA Merrill Lynch Global Research A key trending population demographic in the industries we serve began to increase in recent years indicating future market growth in all industries

Market Update: Lifestyle & Leisure

Camping 28% Boating 36% All Other 36% Demographic Trends – Lifestyle & Leisure Outdoor Participation Outdoor Participation by Activity - 2016 # of participants in millions 49% of the US population participated in an outdoor activity in 2016 64% participated in Camping or Boating activities in 2016 Source: 2017 Outdoor Participation Report published by the Outdoor Foundation 141 142 144 48% 48% 49% 2014 2015 2016 Number of Participants Participation Rate 16

Market Overview 17 RV Market Source: KOA North American Camping Report; RVIA Favorable Demographic Trends Growing Camping Activity RV Demand by Age Group Aged 34 and Younger 18% Aged 35 to 54 41% Aged 55 to 64 32% Aged 65 and Older 9%  37.1 million North American households camp once a year and 22% of them are RV campers  3.4 million new households have started camping since 2014  The frequency of camping is growing with the number of campers taking 3 or more trips per year increasing 36% since 2014  38% of all campers are millennials (ages 18-35)  34% of new RVs sold in 2016 were to first time buyers  8 out of 10 of those new buyers were under age 65  Gen X and Millennials helping to drive this growth – making up 72% of new campers in 2016 Favorable demographic trends along with growing camping activity indicate future growth in the RV market

173 163 203 228 +21% 259 247 248 255 293 +24% 321 300 257 311 321 370 384 +22% 391 353 237 166 242 252 286 321 357 374 431 505 RV Wholesale Unit Shipments Consumer Confidence RV Annual Shipments Industry Outlook 18 Gulf War 9/11 Attacks Residential Housing Crisis It is our belief that trended shipment levels indicate continued potential for future growth trajectory based on current demographic indicators, discipline in the space, overall economic conditions and resilience and strength of the leisure lifestyle. Additionally, average shipment increases over each of the last prior peaks point to an extended runway with potential in excess of 580,000 units. (shipments in thousands) RV Shipments Source: 1990 – 2017 RVIA; 2018F - 2020F Company Estimates; Consumer Confidence Index: The Conference Board +5% annual growth RV Market 585

Market Overview 19 Source: National Marine Manufacturers Association Statistics Outdoor Recreational Lifestyle Trends Influencing the Market  Continued core recreational boater demand  Three most popular boating activities: fishing, swimming and entertaining  Active, outdoor lifestyle continuing to grow, allowing more time spent with family  Younger demographics and families allocating more time to leisure activities  36% of the US adult population participated in recreational boating in 2016  Estimated 141.6 million people went boating in 2016  11.9 million registered powerboats in the US  $36 billion retail expenditure for recreational boating Favorable demographic trends along with growing outdoor activity indicate future growth in the marine market Marine Market  Average age of registered boats continues to increase  Innovative, versatile boats helping new generations become boaters  Value gap between new and used boats is improving  Favorable replacement cycle dynamics with new boats sold increase at a higher rate than pre-owned

- 100,000 200,000 300,000 400,000 500,000 600,000 19 65 19 66 19 67 19 68 19 69 19 70 19 71 19 72 19 73 19 74 19 75 19 76 19 77 19 78 19 79 19 80 19 81 19 82 19 83 19 84 19 85 19 86 19 87 19 88 19 89 19 90 19 91 19 92 19 93 19 94 19 95 19 96 19 97 19 98 19 99 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 F 20 18 F 20 19 F 20 20 FU.S. Marine Outlook Industry Volume Source: NMMA (traditional powerboat retail excluding jet boats); 2017F – 2020F is Company estimate 1965-1991 Average 401,000 1992-2006 Average 306,000 The U.S. marine market continues its steady recovery with the potential for a long runway of steady growth with leisure lifestyle attractiveness and an aging inventory of used boats 20 Marine Market Average age of a used boat is approximately 25 years +5% annual growth

Market Update: Housing & Industrial

Demographic Trends – Housing & Industrial Source: National Association of Realtors (Aspiring Home Buyers Profile & Economic and Housing Outlook) and Harvard Updated Household Projections Approximately 80% of non-homeowners desired to own a home in the future in 2017 198 0 198 1 198 2 198 3 198 4 198 5 198 6 198 7 198 8 198 9 199 0 199 1 199 2 199 3 199 4 199 5 199 6 199 7 199 8 199 9 200 0 200 1 200 2 200 3 200 4 200 5 200 6 200 7 200 8 200 9 201 0 201 1 201 2 201 3 201 4 201 5 201 6 201 7 Homeownership Rate Mortgage Interest Rate Average Homeownership & Mortgage Interest Rate Annual Trends Mortgage interest rates remained at low levels Homeownership rates increased in 2017 1.4M new households will form every year through 2025 22

Market Overview 23 Source: Manufactured Housing Institute (MHI) Statistics Affordable Form of Home Ownership Manufacturing  Average structure cost per sq. ft. (2016) $48.82 (MH) vs. $107.18 (single family home)  Average MH retail price (2016) $70,900 for 1,446 sq. ft. (home only)  Approximately 9 million households with 22 million people living in manufactured homes (9% of nation’s single family housing stock)  80% of all new homes sold under $150,000 are MH  Flexible production process allows for more custom features at a lower cost  Engineered for wind safety and energy efficiency based on geographic region MH Market The MH market provides innovative, high-quality, affordable homes and is an excellent alternative to the traditional “stick” built home

193 168 131 131 147 118 96 82 50 50 52 55 60 64 71 81 93 124 141 MH Wholesale Unit Shipments MH Units MH % of Single Family Home Starts Industry Outlook 24 Source: 1990-2017: MHI; 2018F - 2020F Company Estimates, NAHB The MH industry continues to perform at historical lows reflecting the residual impacts from the residential housing market crash, including tight credit standards and lending. We believe, however, that there is pent-up demand and significant upside potential for this market based on current demographic trends, including multi-family housing capacity and improving consumer credit and financing conditions, among other factors. (shipments in thousands) MH Market +10% annual growth +15% annual growth

Market Overview 25 Residential Housing Commercial & Institutional Fixtures Patrick Sales Composition  Includes the 3 following classifications:  Big Box Retail  Retail & Commercial Fixtures  High Rise, Office, Hospitality, Schools & Universities  Housing starts increased 2% compared to 2016  Single-family housing starts up 9%  New housing starts are well below the prior peak and there continues to be pent- up demand, providing continued runway in the new housing market Industrial Market Commercial & Institutional Fixtures 40% Residential Housing 60% The industrial market provides an excellent growth engine for Patrick, allowing us to bring our high-quality, innovative product lines to both the residential and non-residential industrial markets

Industry Outlook 26 Sources: New Housing Starts - U.S. Census Bureau; Existing Home Sales – National Association of Realtors; NAHB; 2018F – 2020F Company estimate Industrial Market Annual New Housing Starts Diversification and Adjacent Markets Leverage our manufacturing and distribution capabilities, geographic footprint and product expertise to penetrate adjacent markets and identify new sales channels The housing market continues to grow at a steady pace, providing ample runway for us to capitalize on by leveraging our product expertise and continuing to acquire and bring new products to the industrial markets and geographic regions +5% annual growth 0 500 1,000 1,500 2,000 2,500 19 90 19 91 19 92 19 93 19 94 19 95 19 96 19 97 19 98 19 99 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 F 20 19 F 20 20 F (starts in thousands)

Capital Allocation Strategy

Focused Capital Allocation Acquisitions Capital Expenditures Expansions Stock Repurchases Debt Reduction 28 Maintain efficient and flexible balance sheet through disciplined use of cash flows and leverage to drive growth and strong ROIC Our capital allocation strategy is centered around the utilization of a balanced leverage position, strong cash flows and capital resources to grow and reinvest in the business model  Execute disciplined strategic acquisition program in core markets  Invest in internal growth and cost saving opportunities including product extensions, infrastructure and expansions  Focus on geographic expansion opportunities to leverage our existing relationships and expertise  Return excess capital to shareholders through share repurchases  Use strong cash flow to reduce debt and reload growth capacity

$22 $26 $80 $42 $126 $233 $167 $309 2010 2011 2012 2013 2014 2015 2016 2017 Acquisition Momentum 29 ($ in millions) $59MM Avg. Revenues Acquired  Commitment to expanding product portfolio within our core markets has resulted in over 40 strategic acquisitions since 2010  Averaged ~$236MM in annualized acquired revenues in last 3 years Demonstrated ability to source, acquire and integrate while increasingly executing on opportunities across diverse end-markets # of Companies: 2 3 4 3 7 4 8 13 $236MM Avg. Revenues Acquired 70% 93% 90% 80% 91% 80% 40% 48% 30% 1% 5% 11% 7% 10% 3% 6% 5% 9% 3% 8% 29% 28% 6% 5% 21% 21% 2010 2011 2012 2013 2014 2015 2016 2017 Acquisition End-Market Mix RV MH Industrial Marine Acquisition Strategy

Geographic and Product Expansion 1 2 3 4 5 PACIFIC NORTHWEST SOUTHERN CALIFORNIA  Lamination  Aluminum  FRP  Fiberglass  Paint  Shower Doors TEXAS SOUTHEAST NORTHEAST Focus on expansion opportunities with $250MM market potential 30 Financial Overview Targeted Product Lines: 1 2 3 4 5  Solid Surface  Hardwood Products  Pressed Products  Interior Doors  Plastics  Bath & Closet Systems

$4.2 $0.3 $1.4 $2.4 $7.9 $8.7 $6.5 $8.0 $15.4 $22.5 $25.0 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018F Capital Expenditures We will continue to invest in our infrastructure to drive efficiency and capacity and flex our capital spend when necessary to align with our demand levels ($ in millions) 2016 – 2018 Strategic Focus:  New Process / Automation  Increased Capacity  Increased Efficiencies 31 Annual Capital Spending

0.0 1.0 2.0 3.0 4.0 5.0 $30MM of Acquisitions $17MM of Acquisitions $72MM of Acquisitions $139MM of Acquisitions $10MM of Acquisitions & $94MM Equity Offering $140MM of Acquisitions $239MM of Acquisitions Leverage Capacity 32 We expect to continue to utilize our leverage and our cash flows in alignment with our capital allocation strategy Target Leverage Range (1) Leverage is the consolidated total indebtedness to consolidated adjusted EBITDA as defined by the 2015 Credit Agreement per Company (1) T o ta l Co n s o lid a te d L e v e ra g e Leverage Ratio

Performance

Outperforming End-Market Growth 34 In recent years, Patrick’s sales growth has outpaced industry growth in all four of our primary markets RV Marine MH Industrial 6-year CAGR Patrick: 35% Industry: 12% 3-year CAGR Patrick: 143% Industry: 7% 6-year CAGR Patrick: 19% Industry: 10% 6-year CAGR Patrick: 26% Industry: 12% Sources: RVIA, NMMA (2017 Shipments are a Company estimate), MHI, NAHB ($ in millions)  13% 12% 11% 5% 15% 17%  $188 61% $302 42% $428 25% $536 29% $690 33% $916 28% $1,128 2011 2012 2013 2014 2015 2016 2017 Towable Wholesale Shipments Motorized Wholesale Shipments Patrick RV Sales  6% 9% 7% 11% 14% 14%  $74 12% $83 14% $95 16% $110 17% $129 23% $159 29% $208 2011 2012 2013 2014 2015 2016 2017 Wholesale Units Patrick MH Sales  9% 6% 7% 8% 6% 6%  $8 162% $21 74% $36 217% $112 2011 2012 2013 2014 2015 2016 2017 Powerboat Retail Shipments Patrick Marine Sales  28% 18% 8% 11% 6% 2%  $46 13% $52 37% $71 14% $81 25% $101 46% $147 27% $188 2011 2012 2013 2014 2015 2016 2017 Residential Housing Starts Patrick Industrial Sales

Margin Expansion 35 $44 $66 $91 $119 $152 $202 $279 $13 $27 $41 $51 $70 $91 $122 10.9% 11.8% 13.5% 14.4% 15.5% 15.7% 15.2% 15.0% 15.0% 15.2% 15.1% 15.3% 15.4% 15.7% 16.0% 16.1% 16.1% 16.2% 16.3% 16.5% 16.6% 16.8% 16.7% 16.6% 16.7% 16.7% 16.9% 17.1% 1.6% 2.2% 3.7% 4.4% 5.9% 6.2%6.2% 6.2% 6.3% 6.8%6.7% 6.8% 6.9% 6.9% 7.0% 7.0% 7.0% 7.2% 7.3% 7.6% 7.7% 7.8% 7.6% 7.4% 7.3% 7.2% 7.4% 7.5% $0 $50 $100 $150 $200 $250 $300 $350 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% ($ m illions) Ma rg in % Gross Margin Operating Income Gross Margin % Operating Margin %

Sales & Earnings Growth  Sales continue to grow and outpace their respective markets, driven by acquisitions, new products and extension growth and market share gains  Net Income and EPS continue steady growth driven by the following:  Leveraging of fixed costs  Tight management of controllable expenses  Realized cost synergies from acquisitions *2012 net income excludes the benefit of the income tax credit associated with NOLs - $7MM or $0.28 per diluted share ($ in millions except per share data) 36 *Reflects adjustment for 3-for-2 stock split effective 12/8/2017 $437 +36% $595 +24% $736 +25% $920 +33% $1,222 +34% $1,636 2012 2013 2014 2015 2016 2017 Sales Growth Sales $21 +13% $24 +28% $31 +38% $42 32% $56 54% $86 $0.89 +11% $0.99 +29% $1.27 +42% $1.81 +34% $2.43 +43% $3.48 2012* 2013 2014 2015 2016 2017 Earnings Growth Net Income Diluted EPS*

Appendix

Acquisition Summary 38 ($ in millions) Acquisition Date of Acquisition Purchase Price Annualized Revenue (at Acquisition) Segment Industry Overview of Products Quality Hardwoods Sales 01/2010 $2.0 $2.0 MFG RV Cabinet Doors Blazon International Group 08/2010 $3.8 $20.0 DIST RV & MH Wiring, electrical, plumbing, and other building products The Praxis Group 06/2011 $0.5 $4.0 DIST RV Painted countertops, foam products, and furniture products A.I.A. Countertops, LLC 09/2011 $5.5 $20.0 MFG RV & Industrial Solid surface countertops, backsplashes, tables, and signs Infinity Graphics 12/2011 $1.3 $2.0 MFG RV & Industrial Designer, producer, and installer of exterior graphics Décor Mfg., LLC 03/2012 $4.3 $17.0 MFG RV Laminated and wrapped products Gustafson Lighting 07/2012 $2.8 $12.0 DIST RV Interior and exterior lighting products, ceiling fans and accessories Creative Wood Designs, Inc. 09/2012 $3.0 $18.0 MFG RV Hardwood furniture including interior hardwood tables, chairs, and dinettes Middlebury Hardwood Products, Inc. 10/2012 $19.8 $33.0 MFG RV, MH & Industrial Hardwood cabinet doors and other hardwood products Frontline Mfg., Inc. 09/2013 $5.2 $15.0 MFG RV, MH & Industrial Fiberglass bath fixtures including tubs and showers Premier Concepts, Inc. 09/2013 $2.6 $10.0 MFG RV, MH & Industrial Solid surface countertops West Side Furniture 09/2013 $8.7 $17.0 DIST RV Recliners, mattresses, other furniture products Precision Painting Group 06/2014 $16.0 $28.0 MFG RV Exterior full body painting Foremost Fabricators, LLC 06/2014 $45.4 $75.0 MFG & DIST RV Fabricated aluminum products, fiber reinforced polyester (FRP) sheet & coil PolyDyn3, LLC 09/2014 $1.3 $2.5 MFG RV Fabricated simulated wood and stone products Charleston Corporation 11/2014 $9.5 $20.0 MFG RV Fiberglass and small plastic components Better Way Partners, LLC 02/2015 $40.5 $50.0 MFG RV Fiberglass components Structural Composites of Indiana, Inc. 05/2015 $20.0 $18.0 MFG RV, Marine & Industrial Fiberglass front and rear caps and roofs and other specialty fiberglass components North American Forest Products & North American Moulding 09/2015 $79.7 $165.0 MFG RV, MH & Industrial Profile wraps, custom mouldings, laminated panels, raw/processed softwood products, trusses, industrial packaging materials 2 Acquisitions / 2 Companies $5.8MM Purchase Price $22MM Annualized Revenue 3 Acquisitions 3 Companies $7.3MM Purchase Price $26MM Annualized Revenue 4 Acquisitions 4 Companies $29.9MM Purchase Price $80MM Annualized Revenue 3 Acquisitions 3 Companies $16.5MM Purchase Price $42MM Annualized Revenue 4 Acquisitions 7 Companies $72.1MM Purchase Price $126MM Annualized Revenue 3 Acquisitions 4 Companies $140.2MM Purchase Price $233MM Annualized Revenue 20 15 20 10 20 11 20 12 20 13 20 14

Acquisition Summary 39 ($ in millions) Acquisition Date of Acquisition Purchase Price Annualized Revenue (at Acquisition) Segment Industry Overview of Products Parkland Plastics 02/2016 $25.2 $30.0 MFG RV & Industrial Polymer-based products including wall panels, lay-in ceiling panels, coated & rolled floors, protective moulding The Progressive Group 03/2016 $10.9 $23.0 DIST RV & Industrial Electronics Cana Cabinetry 05/2016 $16.5 $18.0 MFG MH & Industrial Custom cabinetry including hardwood and MDF doors, door fronts and mouldings Mishawaka Sheet Metal 06/2016 $14.0 $28.0 MFG RV & Industrial Fabricated aluminum products, aluminum alloys, galvanized and hot rolled steel in common gauges and pattern sizes L.S. Manufacturing, Inc. 07/2016 $11.2 $12.0 MFG RV & Industrial Thermoformed plastic parts and components, including shower surrounds/bases BH Electronics, Inc. 07/2016 $35.0 $35.0 MFG Marine Thermoformed dash panel assemblies, center consoles and trim panels, electrical systems Sigma Wire & KRA Intl. 12/2016 $26.1 $21.0 MFG RV, Marine & Industrial PVC insulated wire and cable products, wire harnesses and associated assemblies Medallion Plastics, Inc. 03/2017 $10.0 $20.0 MFG RV & Industrial Thermoformed dash and trim panels, fender skirts, interior packages, bumper covers and hoods Marine Concepts / Design Concepts MFG Marine & Industrial CNC plugs and molds, composite molds (open and closed), gelcoat and fiberglass parts and assemblies Marine Electrical Products 05/2017 MFG Marine Wire harnesses, fiberglass and fiberglass reinforced thermoformed helm systems, dash panels, and instrument panels Florida Marine Tanks MFG Marine & Industrial Manufactures, fabricates, and assembles aluminum fuel and holding tanks Wire Design 07/2017 $10.9 $10.0 MFG RV, Marine & Industrial Manufactures wire harnesses Baymont 09/2017 $3.4 $8.0 MFG MH & Industrial Manufacturer and supplier of fiberglass showers, tubs, and tile systems Indiana Transport 11/2017 $59.0 $100.0 DIST RV & Marine Transportation and logistics service provider LMI, Inc. & related companies 11/2017 $81.0 $75.0 MFG RV & Industrial Designer, fabricator and installer of specialty glass, mirror, bath and closet building products Nickell Moulding Company, Inc. 12/2017 $11.0 $21.0 MFG RV, MH & Industrial Manufacturer of hardwood and wrapped mouldings and trim, custom wood frames, and door components Metal Moulding Company Corp. 02/2018 $20.0 $19.0 MFG Marine & RV Manufacturer of custom metal fabricated products including hinges, arm rests, brackets, panels and trim as well as plastic products Aluminum Metals Co. 02/2018 $16.5 $38.0 MFG RV, Industrial & Marine Manufacturer and distributor of aluminum products including coil, fabricated sheets and extrusions, as well as roofing products Indiana Marine Products 03/2018 $18.5 $33.0 MFG Marine Manufacturer and distributor of fully-assembled helm assemblies, including electrical wiring harnesses, dash panels, instrumentation and gauges, and other products $73.5 $75.0 7 Acquisitions 8 Companies $138.8MM Purchase Price $167MM Annualized Revenue 20 16 7 Acquisitions 13 Companies $248.8MM Purchase Price $309MM Annualized Revenue 20 17 20 18 3 Acquisitions 3 Companies $55.0MM Purchase Price $90.0MM Annualized Revenue

Steady Increase In Content Per Unit  Our focus on strategic acquisitions and organic growth have resulted in significant increases in our content per unit and sales outpacing our respective markets  RV and MH content per unit increase of 9% and 16%, respectively, in 2017 compared to 2016  Strategic Growth Initiatives  Acquiring new product lines and strong management teams  Developing new innovative product lines  Geographic expansion  Entering adjacent markets *100% market share in existing products would yield the ‘total potential’ content per unit amount; RV content per unit re-stated excluding marine sales 40 $1,338 $1,536 $1,789 $2,039 $2,232 $6,800RV Content per Unit (Calculated on a TTM basis) $1,582 $1,692 $1,825 $1,966 $2,289 $7,100 MH Content per Unit (Calculated on a TTM Basis)

Product Overview 41 RV Market Source: RVIA Industry Shipments; RVIA 2016 Industry Profile Travel trailer stats include camping trailer and park models Class B & C Travel Trailer Class A Fifth Wheel  69% of 2017 wholesale unit shipments  Wholesale shipment increase of 18% in 2017  8 – 40 feet  ASP $22,624  5% of 2017 wholesale unit shipments  Wholesale shipment increase of 3% in 2017  21 – 40 feet  ASP $175,304  19% of 2017 wholesale unit shipments  Wholesale shipment increase of 17% in 2017  12 – 35 feet  ASP $50,234 Our products are used in the recreational vehicle industry which is primarily comprised of the following four categories:  8% of 2017 wholesale unit shipments  Wholesale shipment increase of 22% in 2017  16 – 35 feet  ASP $93,324 Towable 88% of all wholesale shipments Motorized 12% of all wholesale shipments

Patrick Product Lines – RV Interior


Closet & Passage Doors
Closet Hardware
Electronics
Drawer Fronts & Sides
Lighting
Mattresses
Vanity/Wall Mirrors
Fiberglass Bath Fixtures & Shower Doors
Microwaves
Laminate & Ceramic Flooring
Kitchen & Bath Faucets & Sinks
Countertops
Backsplashes
Furniture
Cabinet Doors
Laminated Panels & Printed Vinyl
Speakers
Cabinet Hardware
Under Cabinet Lighting
Tile
Dinettes, Tables & Chairs
Window Trim
Slide trim – foam, hardwood, wrapped
Hardwood Accessories

PATRICK INDUSTRIES, INC.
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Patrick Product Lines – RV Exterior 43 Exterior Speakers Paint & Paint Mask LED Lighting Aluminum & FRP Side Walls Laminated Side Walls Motion Sensing Lights RV Power Cords & Inlets RV Grills & Accessories Front and Rear Caps Bow Trusses

Patrick RV Products Growth Potential



Insulation
Exterior Mirrors
Gauges
Appliances
Roofing
Heating, Ventilating, Air Conditioning
Window Coverings
Toilets/Plumbing
Holding Tanks
Dashboards & Components
Windshield Wipers
Water Heaters
Captains Chairs
Tires & Rims
Hardware
Carpeting
Bedding
Rolled Flooring
Aluminum Framing

PATRICK INDUSTRIES, INC.
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Product Overview 45 Marine Market Aluminum Pontoon Fiberglass Ski & Wake  32% of traditional powerboats sold in 2016  Outboard engine  66% of Aluminum outboard boats less than 21’  ASP = $19,668  1% increase of retail shipments in 2017  28% of traditional powerboats sold in 2016  Outboard engine  *ASP $34,184 (over 21’)  8% increase of retail shipments in 2017  35% of traditional powerboats sold in 2016  Outboard or sterndrive engine  *ASP $53,630  4% increase of retail shipments in 2017  5% of traditional powerboats sold in 2016  Outboard or sterndrive engine  ASP $94,055  8% increase of retail shipments in 2017 Our products are primarily used in the traditional powerboat market which we view as the following four categories: Source: NMMA (US Boating Statistical Abstract 2016), 2017F is Company estimate *ASP for pontoons is aluminum outboard boats above 21’ NMMA *ASP for fiberglass is blended average of fiberglass sterndrive and outboard NMMA

Marine Products Aluminum Fuel & Holding Tanks Boat Hull Design & Tooling 46 Aluminum Fuel & Holding Tanks Electronics Dash Assemblies Wire Harnesses Wire Screens Helms Dash Assemblies Electronics Wire Harnesses Extruded metal pontoon fence panels Seat Bases Hinges & Brackets Arm Rests

Patrick Product Lines – MH



Kitchen & Bath Faucets & Sinks
Fiberglass Bath Fixtures & Shower Doors & Enclosures
Gypsum (Drywall & Drywall Finishing Products)
Wrapped Profile Moldings
Plumbing Products
Siding
Interior & Exterior Decorative Lighting Fixtures
Trusses
Ceiling Fans
Shingles
Interior Passage Doors
Backsplashes
Medicine Cabinets
Electronics
Printed Vinyl
Countertops
Tile
Recessed Lighting
Under Cabinet Lighting
Fluorescent Lighting
Laminate & Ceramic Flooring
Wiring/Electrical Products
Microwaves
Cabinet Doors & Components

- Ventilation System & Ridge Cap
- Felt Paper
- Ice & Water Protection
- Drip Edge
- Flashing
- Roofing Membrane
- Soffit & Fascia

PATRICK INDUSTRIES, INC.

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Patrick MH Products Growth Potential Composite Decking Carpet & Carpet Pad Hardware Alternative Roofing Insulation Lumber Windows Additional Supplied Products: • Water Heaters • Appliances • Toilets/Plumbing • HVAC Solar Panels Brackets/Braces & Hardware 48

Portfolio of Expertise with Key Capabilities

PATRICK INDUSTRIES, INC.	Lifestyle & Leisure		Housing & Industrial	
	RV	Marine	MH	Industrial
Plastics / Thermoforming	✓	✓		✓
Furniture & Sourcing/Specialty Bath, Shower & Closet Systems	✓	✓	✓	✓
Solid Surface / Granite / Quartz Countertops & Fabrication	✓	✓	✓	✓
Metal Fabrication / Fuel Tanks	✓	✓		✓
Fiberglass Component Products / Tooling / Hulls / Engineering & Design Services	✓	✓	✓	✓
Warehousing / Distribution / Logistics / Comprehensive Design Center	✓	✓	✓	✓
Electronics / Audio Systems / Appliances	✓	✓	✓	✓
Full & Partial Body Paint / FRP and Aluminum Sidewalls	✓			
Electrical / Wiring Solutions / Harnesses / Instrument Panels / Lighting	✓	✓	✓	✓
Hardwoods / Softwoods / Cabinetry	✓		✓	✓
Lamination / Custom Components	✓		✓	✓

PATRICK INDUSTRIES, INC.
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